Exhibit 10.1

TRUE DRINKS HOLDINGS, INC.

SECURITIES PURCHASE AGREEMENT

    This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of February 20, 2015, is made by and among True Drinks Holdings, Inc., a corporation organized under the laws of the State of Nevada (the “Company”) and each of the purchasers (individually, a “Purchaser” and collectively the “Purchasers”) set forth in the execution pages hereof (each, an “Execution Page” and collectively the “Execution Pages”).

RECITALS

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, upon satisfaction of certain conditions, the Purchasers, severally and not jointly, desire to purchase, and the Company desires to issue and sell to the Purchasers, upon the terms and subject to the conditions set forth in this Agreement and in multiple tranches over a period of time as set forth below, an aggregate of Forty Three Thousand (43,000) shares of the Company’s Series C Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), which Preferred Stock shall have the rights, preferences and privileges set forth in the form of Certificate of Designation, Preferences and Rights attached hereto as Exhibit A (the “Certificate of Designation”);

WHEREAS, the Certificate of Designation provides that the Preferred Stock will have a stated value of $100 per share (“Stated Value”), and will initially be convertible into that number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), equal to the Stated Value, divided by the Conversion Price as set forth in the Certificate of Designation, currently $0.15;

WHEREAS, in connection with the purchase of Preferred Stock by the Purchasers on each Investment Date, as such term is defined in Section 1(b) below, each Purchaser shall receive a five-year warrant, in the form attached hereto as Exhibit B (the “Series C Warrant(s)”), to acquire that number of shares of Common Stock, at a price of $0.15 per share, equal to 35% of the Conversion Shares, as such term is defined below, issuable upon conversion of the Preferred Stock purchased by such Purchaser on any particular Investment Date;

WHEREAS, the shares of Common Stock issuable upon conversion of the Preferred Stock are referred to herein as the “Conversion Shares” and the shares of Common Stock issuable upon exercise of the Series C Warrants are referred to herein as the “Warrant Shares.”  The Preferred Stock, the Series C Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the “Securities” and each of them may individually be referred to herein as a “Security”; and

WHEREAS, in connection with the execution of this Agreement, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws. This Agreement, the Certificate of Designation, the Series C Warrant and the Registration Rights Agreement are collectively referred to herein as the “Transaction Documents.”

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

1.   INVESTMENTS.

(a)   Purchase Price.  Subject to the terms and conditions hereof, at each Investment Date (as defined below), the Company shall issue and sell to each Purchaser, and each Purchaser, severally and not jointly, shall purchase from the Company, that number of shares of Preferred Stock set forth opposite the applicable Investment Date on such Purchaser’s Execution Page, for a purchase price (as to each Purchaser, the “Purchase Price”) equal to $100 per share of Preferred Stock.

(b)   Amounts; Timing of Funding. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, each Purchaser, severally and not jointly, agrees to purchase, no later than the following dates, the Securities issuable upon receipt of the aggregate Purchase Price set forth opposite each date (each date, an “Investment Date”) on such Purchaser’s Execution Page:

Investment Date	Amount of Purchase	No. of Shares
On or before February 20, 2015 (the “Initial Investment Date”)	$1,800,000	18,000
On or before April 1, 2015 (the “Second Investment Date”)	$1,500,000	15,000
On or before June 30, 2015 (the “Final Investment Date”)	$1,000,000	10,000

Notwithstanding any other provision of this Agreement to the contrary, each Purchaser’s investment at the Final Investment Date is expressly conditioned upon the occurrence of, on or prior to June 30, 2015, (i) the filing with and acceptance by the Secretary of State of the State of Nevada of an amendment to the Company’s Articles of Incorporation, which has been duly and validly adopted by the Company and its stockholders, pursuant to which the Company has authorized a sufficient number of unissued shares of Common Stock to provide for the full conversion of the Preferred Stock and the issuance of the Conversion Shares in connection therewith, the full exercise of the Series C Warrants and issuance of the Warrant Shares in connection therewith, and such shares being reserved for such issuance, and (ii) the extension of that certain License Agreement between Disney Consumer Products, Inc. and GT Beverage Company, Inc., on terms reasonably acceptable to the Purchasers (collectively, the “Final Investment Date Conditions”).  In the event the Company has not completed the Final Investment Date Conditions on or prior to the Final Investment Date, then the Purchasers shall have no further obligation to purchase Securities at the Final Investment Date or otherwise hereunder.

(c)   Method of Funding. Upon satisfaction of the conditions precedent set forth in Sections 6 and 7 below, each Purchaser shall fund the Purchase Price for the shares of Preferred Stock and Warrants to be issued and sold to such Purchaser on such Investment Date on or before the applicable Investment Date by wire transfer of immediately available funds to the Company using the wire instructions attached hereto as Exhibit D.

(d)   Delivery of Securities. Upon satisfaction of the conditions set forth in Section 6 below, the Company shall deliver to each Purchaser the shares of Preferred Stock and Series C Warrants purchased on the applicable Investment Date.

2.   PURCHASERS’ REPRESENTATIONS AND WARRANTIES.

Each Purchaser, severally, but not jointly, represents and warrants to the Company as follows:

(a)   Purchase for Own Account, Etc.  Such Purchaser is purchasing the Securities for such Purchaser’s own account for investment purposes only and not with a view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act.  Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and is capable of evaluating the merits and risks of its investment in the Company. Such Purchaser understands that it must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Securities other than as contemplated by the Registration Rights Agreement.  Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act.

(b)   Accredited Investor Status.  Such Purchaser is an “Accredited Investor”, as that term is defined in Rule 501(a) of Regulation D.

(c)   Reliance on Exemptions.  Such Purchaser understands that the Securities are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws, and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(d)   Information.  All materials relating to the business, finances and operations of the Company (including the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q) and materials relating to the offer and sale of the Securities which have been specifically requested by such Purchaser or its counsel have been made available to such Purchaser and its counsel, if any.  Neither such inquiries nor any other investigation conducted by such Purchaser or its counsel or any of such Purchaser’s representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in Section 3 below.  Such Purchaser understands that its investment in the Securities involves a high degree of risk, including the risk of loss of its entire investment in the Securities.

(e)   Governmental Review.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f)   Transfer or Resale.  Such Purchaser understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless (A) the transfer is made pursuant to and as set forth in an effective registration statement under the Securities Act covering the Securities; or (B) such Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (C) sold under and in compliance with Rule 144 promulgated under the Securities Act (including any successor rule, “Rule 144”); or (D) sold or transferred to an affiliate of such Purchaser that agrees to sell or otherwise transfer the Securities only in accordance with the provisions of this Section 2(f) and that is an Accredited Investor; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws (other than pursuant to the terms of the Registration Rights Agreement).  Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with applicable laws, rules and regulations.

(g)   Legends.  Such Purchaser understands that the Preferred Stock and Series C Warrant and, until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by such Purchaser under Rule 144, the certificates for the Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION.  THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

The Company shall, within five business days after any registration statement covering the Securities (including, without limitation, the Registration Statement contemplated by the Registration Rights Agreement) is declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time such registration statement is effective, the transfer agent shall issue, in connection with the issuance of the Conversion Shares and Warrant Shares, certificates representing such Conversion Shares and Warrant Shares without the restrictive legend above, provided such Conversion Shares and Warrant Shares are to be sold pursuant to the prospectus contained in such registration statement.  Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (i) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder); (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act; or (iii) such holder provides the Company with reasonable assurances that such Security can be sold under Rule 144.  In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then, upon reasonable advance written notice to such Purchaser, the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and such Purchaser shall cooperate in the replacement of such legend.  Such legend shall thereafter be removed when such Security may again be sold pursuant to an effective registration statement or under Rule 144.

(h)   Authorization; Enforcement.  The Transaction Documents have been duly and validly authorized, executed and delivered on behalf of such Purchaser and are valid and binding agreements of such Purchaser enforceable against such Purchaser in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(i)   Residency.  Such Purchaser is a resident of the jurisdiction set forth under such Purchaser’s name on the Execution Page hereto executed by such Purchaser.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth on a Disclosure Schedule executed and delivered by the Company to each Purchaser (the “Disclosure Schedule”), the Company represents and warrants to each Purchaser as follows:

(a)   Organization and Qualification; Subsidiaries.  The Company and each of its subsidiaries (collectively, the “Subsidiaries”) is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated or organized, and has the requisite corporate power to own its properties and to carry on its business as now being conducted.  The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have, or would reasonably be expected to result in, a Material Adverse Effect.  For purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents or (iii) the business, operations, properties, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.  Other than the Subsidiaries set forth on the Disclosure Schedule, the Company has no subsidiaries.

(b)   Authorization; Enforcement.  (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, to issue and sell the Preferred Stock and Series C Warrants in accordance with the terms hereof, to issue the Conversion Shares upon conversion of the Preferred Stock in accordance with the terms thereof and to issue the Warrant Shares upon exercise of the Series C Warrants in accordance with the terms thereof; (ii) the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Stock and Series C Warrants, and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or any committee of the Board of Directors is required, and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the other Transaction Documents, such Transaction Documents will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. Neither the execution, delivery or performance by the Company of its obligations under this Agreement or the other Transaction Documents, nor the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Preferred Stock and Series C Warrants, or the issuance or reservation for issuance of the Conversion Shares or Warrant Shares) requires any consent or authorization of the Company’s stockholders.

(c)   Capitalization.  The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company’s stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Stock and the Series C Warrants) exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Preferred Stock and exercise of the Series C Warrants is set forth in Section 3(c) of the Disclosure Schedule.  All of such outstanding shares of capital stock have been, or upon issuance in accordance with the terms of any such exercisable, exchangeable or convertible securities will be, validly issued, fully paid and non-assessable.  No shares of capital stock of the Company (including the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances.  Except for the Securities and as set forth in Section 3(c) of the Disclosure Schedule, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, nor are any such issuances or arrangements contemplated, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement); (iii) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem any security of the Company; and (iv) the Company does not have any shareholder rights plan, “poison pill” or other anti-takeover plans or similar arrangements.  Section 3(c) of the Disclosure Schedule sets forth all of the securities or instruments issued by the Company or any of its Subsidiaries that contain anti-dilution or similar provisions that will be triggered by, and all of the resulting adjustments that will be made to such securities and instruments as a result of, the issuance of the Securities in accordance with the terms of this Agreement, the Preferred Stock or the Series C Warrants.  The Company has no knowledge of any voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the security holders of the Company relating to the securities of the Company held by them.  The Company can furnish, upon request, true and correct copies of the Company’s Articles of Incorporation as in effect on the date hereof (“Articles of Incorporation”), the Company’s Bylaws as in effect on the date hereof (the “Bylaws”), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company.  The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or any such Subsidiary.

(d)   Issuance of Securities.  The Preferred Stock and Series C Warrants are duly authorized and, upon issuance in accordance with the terms of this Agreement, (i) will be validly issued and free from all taxes, liens, claims and encumbrances (other than restrictions on transfer contained in this Agreement or the Certificate of Designation or Series C Warrants), (ii) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person and (iii) will not impose personal liability on the holder thereof.  The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Preferred Stock and exercise of the Series C Warrants in accordance with the terms thereof, (x) will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (other than restrictions on transfer contained in this Agreement), (y) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person and (z) will not impose personal liability upon the holder thereof.  Except for the filing of any notice prior or subsequent to the Investment Date that may be required under applicable state and/or federal securities laws (or comparable laws of any other jurisdiction), no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency, instrumentality or other third party, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, for the offer, issue, sale, execution or delivery of the Shares and Warrants, or for the performance by the Company of its obligations under this Agreement.  No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Person listed in the first paragraph of Rule 506(d)(1), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable.

(e)   No Conflicts.  Except as set forth in Section 3(e) of the Disclosure Schedule, the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Stock and Series C Warrants, and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) result in a violation of the Articles of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws, rules and regulations and rules and regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iv) result in the imposition of a mortgage, pledge, security interest, encumbrance, charge or other lien on any asset of the Company or any Subsidiary (except, with respect to clauses (ii) and (iii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not, individually or in the aggregate, have a Material Adverse Effect).

(f)   Compliance.  Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, Bylaws or other organizational documents, and neither the Company nor any of its Subsidiaries is in default (and no event has occurred that with notice or lapse of time or both would put the Company or any of its Subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party.  The businesses of the Company and its Subsidiaries are not being conducted, and shall not be conducted so long as the Purchaser (or any of its respective affiliates) own any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate have not had and would not have a Material Adverse Effect.  Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.  The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial or foreign regulatory authorities that are material to the conduct to its business, and neither the Company nor any of its Subsidiaries has received any notice of proceeding relating to the revocation or modification of any such certificate, authorization or permit.  The Company has complied in all material respects with and is not in default or violation in any material respect of, and is not, to the Company’s knowledge, under investigation with respect to or has not been, to the knowledge of the Company, threatened to be charged with or given notice of any violation of, any applicable federal, state, local or foreign law, statute, ordinance, license, rule, regulation, policy or guideline, order, demand, writ, injunction, decree or judgment of any federal, state, local or foreign governmental or regulatory authority.  Except for statutory or regulatory restrictions of general application, no federal, state, local or foreign governmental or regulatory authority has placed any material restriction on the business or properties of the Company.

(g)   SEC Documents, Financial Statements. The Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof).  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto.  Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto or, in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments).  Except as set forth in the financial statements of the Company included in the Select SEC Documents (as defined below), the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company.  For purposes of this Agreement, “Select SEC Documents” means the Company’s (A) Annual Report on Form 10-K for the fiscal year ended December 31, 2013, (B) Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2014, June 30, 2014, and September 30, 2014 (C) all Current Reports on Form 8-K filed since November 13, 2014.

(h)   Absence of Certain Changes.  Since November 13, 2014, (i) there has not been any change in the capital stock (other than pursuant to the Company’s stock plans pursuant to the Company’s Approved Share Plan (as defined below), pursuant to the conversion or exercise of outstanding securities that are convertible into or exercisable for Common Stock, or pursuant to publicly disclosed equity or debt financings) or long-term debt of the company, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock; (ii) the Company has not entered into any transaction or agreement that is material to the Company taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and, except as contemplated by this Agreement, has not made any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject; (iii) the Company has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority; and (iv) there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.  The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law, nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company or any of its Subsidiaries.

(i)   Transactions With Affiliates.  None of the officers, directors, or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services solely in their capacity as officers, directors or employees), including, without limitation, any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any corporation, partnership, trust or other entity in which any such officer, director, or employee has an ownership interest of five percent or more or is an officer, director, trustee or partner.

(j)   Absence of Litigation.  Except as disclosed in the Select SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body (including, without limitation, the SEC) pending or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such.  To the knowledge of the Company or any of its Subsidiaries, there are no actions, suits, proceedings, inquiries or investigations before or by any court, public board, government agency, self-regulatory organization or body (including, without limitation, the SEC) threatened against the Company, any of its Subsidiaries, or any of their respective directors or officers in their capacities as such, which, if determined adversely, could, either individually or in the aggregate, have a Material Adverse Effect.  There are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect.

(k)   Intellectual Property.  Each of the Company and its Subsidiaries owns or is duly licensed (and, in such event, has the unfettered right to grant sublicenses) to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, “Intellectual Property”) used in or necessary for the conduct of its business as now being conducted and as presently contemplated to be conducted in the future (collectively, the “Company Intellectual Property”).  Section 3(k) of the Disclosure Schedule sets forth a list of all material Company Intellectual Property owned and/or used by the Company in its business.  Except as set forth on the Disclosure Schedule, there are no rights of third parties to any of the Company Intellectual Property except through licensing agreements.  Except as set forth on the Disclosure Schedule, there are no outstanding options, licenses or agreements of any kind relating to the Company Intellectual Property, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity (collectively, the “Third Party License Agreements”) other than such licenses or agreements arising from the purchase of generally available products, as to which the aggregate consideration paid by or due from the Company does not exceed $25,000 in value, or “off the shelf” products.  All of the Third Party License Agreements are valid, binding and in full force and effect in all material respects and to the Company’s knowledge enforceable by the Company in accordance with their respective terms in all material respects, subject to general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.  The Company is not in breach of any such Third Party License Agreements, other than such breaches as would not result, individually or in the aggregate, in a Material Adverse Effect.  To the Company’s knowledge, no other party to any of the Third Party License Agreements is in default thereunder, other than such defaults as would not result, individually or in the aggregate, in a Material Adverse Effect.  Neither the Company nor any Subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any third party Intellectual Property.  Neither the Company nor any of its Subsidiaries has received written notice of any pending conflict with or infringement upon any third party Intellectual Property.  There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s ownership of or licensing rights in or to any Company Intellectual Property.  Neither the Company nor any of its Subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company’s or its Subsidiaries’ ownership of or right to use its Company Intellectual Property and there is no reasonable basis for any such claim to be successful.  The Company Intellectual Property are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing.  The Company has taken all reasonable steps required to perfect its ownership of and interest in its Company Intellectual Property and has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Company Intellectual Property.  The Company and its Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Company Intellectual Property used pursuant to licenses.  No person is infringing on or violating the Company Intellectual Property owned or used by the Company or its Subsidiaries.

(l)   Title.  The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and merchantable title to all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries.  Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(m)   Tax Status. Except as set forth on the Disclosure Schedule, the Company and each of its Subsidiaries has made or filed all foreign, U.S. federal, state, provincial and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.  The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any foreign, federal, state, provincial or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

(n)   Key Employees.  Each of the Company’s directors and officers and any Key Employee (as defined below) is currently serving the Company in the capacity disclosed in the Select SEC Documents.  No Key Employee is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its Subsidiaries to any material liability with respect to any of the foregoing matters.  No Key Employee has, to the knowledge of the Company and its Subsidiaries, any intention to terminate or limit his employment with, or services to, the Company or any of its Subsidiaries, nor is any such Key Employee subject to any constraints which would cause such employee to be unable to devote his full time and attention to such employment or services.  For purposes of this Agreement, “Key Employee” means the persons listed in Section 3(n) of the Disclosure Schedule and any individual who assumes or performs any of the duties of a Key Employee.

(o)   Employee Relations.  (i) No application or petition for certification of a collective bargaining agent is pending and none of the employees of Company or any of its Subsidiaries are or have been represented by any union or other bargaining representative and no union has attempted to organize any group of the Company's employees, and no group of the Company's employees has sought to organize themselves into a union or similar organization for the purpose of collective bargaining. The Company and its Subsidiaries believe that their relations with their employees are good; (ii) no executive officer (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company; and (iii) the Company and its Subsidiaries are in compliance with all federal, state and local laws and regulations and, to the Company’s knowledge, all foreign laws and regulations, in each case respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, result in a Material Adverse Effect.

(p)   Insurance.  The Company and each of its Subsidiaries has in force fire, casualty, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties or assets which might be damaged or destroyed or sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar business as the Company.  No default or event has occurred that could give rise to a default under any such policy.

(q)   Environmental Matters.  The Company is in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of Hazardous Substances and protection of health and safety or the environment which are applicable to its business.  There is no environmental litigation or other environmental proceeding pending or threatened by any governmental regulatory authority or others with respect to the current or any former business of the Company or any of its Subsidiaries or any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries.  No state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or any of its Subsidiaries.  No Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or leased by the Company or any of its Subsidiaries or by any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries in violation of any applicable environmental laws.  The environmental compliance programs of the Company and each of its Subsidiaries comply in all respects with all environmental laws, whether foreign, federal, state, provincial or local, currently in effect.  For purposes of this Agreement, “Hazardous Substances” means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

(r)   Listing.  The Company is not in violation of the listing requirements of the OTCQB Marketplace (the “OTCQB”) on which it trades, does not reasonably anticipate that the Common Stock will be delisted by the OTCQB for the foreseeable future, and has not received any notice regarding the possible delisting of the Common Stock from the OTCQB.

(s)   No General Solicitation or Integrated Offering.  Neither the Company nor any person acting for the Company has conducted any “general solicitation” (as such term is defined in Regulation D) with respect to any of the Securities being offered hereby.  Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, which result of such integration would require registration under the Securities Act, or any applicable stockholder approval provisions.

(t)   No Brokers.  The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby.

(u)   Acknowledgment Regarding Securities.  The number of Conversion Shares issuable upon conversion of the Preferred Stock and the number of Warrant Shares issuable upon exercise of the Series C Warrants may increase in certain circumstances.  The Company’s directors and executive officers have studied and fully understand the nature of the Securities being sold hereunder.  The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Stock in accordance with the terms thereof and the Warrant Shares upon the exercise of the Series C Warrants in accordance with the terms thereof is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders and the availability of remedies provided for in any of the Transaction Documents relating to a failure or refusal to issue Conversion Shares or Warrant Shares.  Taking the foregoing into account, the Company’s Board of Directors has determined in its good faith business judgment that the issuance of the Preferred Stock and Series C Warrants hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

(v)   Internal Control over Financial Reporting.  The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.  The Company does not have any material weaknesses in its internal control over financial reporting.  Since the date of the latest audited financial statements included in the Select SEC Documents, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(w)   Disclosure Controls and Procedures.  The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act.  Such disclosure controls and procedures have been designed to ensure that material information relating to the Company is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer, by others within those entities.

(x)   Sarbanes-Oxley Compliance.  The Company and the Company’s directors and officers, in their capacities as such, are in compliance with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (“SOX”), including Section 402 related to loans and Sections 302 and 906 related to certifications, and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, content, form or manner of filing or submission of such certifications.  The Company has no reasonable basis to believe that it will not continue to be in compliance with SOX as in effect on each Investment Date (including, without limitation, the requirements of Section 404 thereof).

(y)   Disclosure.  All information relating to or concerning the Company and/or any of its Subsidiaries set forth in this Agreement or provided to the Purchaser pursuant to Section 2(d) hereof or otherwise by the Company in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company’s securities.

4.   COVENANTS.

(a)   Rights of First Offer.  As long as a Purchaser holds shares of Preferred Stock, such Purchaser shall have a pro rata right, based on such Purchaser’s percentage of Common Stock held (on a fully-diluted basis), to participate in subsequent securities offerings undertaken by the Company; provided, however, this Section 4(a) shall not apply to the issuance of any Excluded Securities, as such term is defined in Section 4(c) below.

(b)   Board of Director Designee.

(i)   The Company’s Board of Directors shall take all actions necessary such that immediately following the Initial Investment Date, the Company’s Board of Directors shall consist of five (5) members, with one (1) member being designated by the Purchasers holding a majority of the outstanding shares of Preferred Stock held by all Purchasers (the “Purchaser Designee”).

(ii)   For so long as the Purchasers hold any shares of the Company’s capital stock, the Purchaser Designee (including any successor pursuant to Section 4(b)(iii) below) designated by the Purchasers shall be nominated by the Board of Directors (or a committee thereof) for election at the annual meeting of stockholders at which the Purchaser Designee’s term will expire.  At least ninety (90) days prior to any such annual meeting at or by which directors are to be elected, the Purchasers shall notify the Company in writing of the Purchaser Designee to be nominated for election as a director.  The Company shall disclose in its proxy statement the nominated Purchaser Designee.  In the absence of any such notification, it shall be presumed that the Purchasers’ then incumbent Purchaser Designee has been designated.

(iii)   If a Purchaser Designee shall cease to serve as a director for any reason, the Company’s Board of Directors shall appoint and elect a replacement director to serve out the remaining term of the existing director upon written notice to the Company by the Purchasers of the Purchaser Designee to be appointed.

(iv)   The Company shall enter into an indemnification agreement with each Purchaser Designee prior to the commencement of his or her service on the Board of Directors, in the form approved by the Purchasers.

(c)   Additional Issuance of Securities.  The Company agrees that, for the period commencing on the date hereof and ending on the earlier to occur of (i) the date immediately following the first anniversary of the Initial Investment Date (provided that such period shall be extended by the number of days during such period and any extension thereof contemplated by this proviso on which the Registration Statement is not effective or any prospectus contained therein is not available for use); or (ii) the date that the arithmetic average of the closing sale price of the Common Stock is at least $0.30 for ten (10) consecutive trading days (the “Restricted Period”), neither the Company nor any of its Subsidiaries shall directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the Securities Act), any convertible securities, any debt, any preferred stock or any purchase rights (any such issuance, offer, sale, grant, disposition or announcement (whether occurring during the Restricted Period or at any time thereafter) is referred to as a “Subsequent Placement”). Notwithstanding the foregoing, this Section 4(c) shall not apply in respect of the issuance of:

(i)   shares of Common Stock or standard options to purchase Common Stock to directors, officers, consultants or employees of the Company in their capacity as such pursuant to an Approved Share Plan (as defined below);

(ii)   shares of Common Stock issued upon the conversion or exercise of, or otherwise on account of, Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (A) above) issued prior to the date hereof, provided that the conversion, exercise or other method of issuance (as the case may be) of any such Convertible Security is made solely pursuant to the conversion, exercise or other method of issuance (as the case may be) provisions of such Convertible Security that were in effect on the date immediately prior to the date of this Agreement, the conversion, exercise or issuance price of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (A) above) is not lowered, none of such Convertible Securities are (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (A) above) (nor is any provision of any such Convertible Securities) amended or waived in any manner (whether by the Company or the holder thereof) to increase, or which results in an increase in, the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (A) above) are otherwise changed or waived (whether by the Company or the holder thereof) in any manner that adversely affects any of the Purchasers;

(iii)   the Conversion Shares,

(iv)   the Series C Warrants;

(v)   the Warrant Shares (each of the foregoing in clauses (i) through (v), collectively the “Excluded Securities”).

“Approved Share Plan” means any employee benefit plan which has been approved by the board of directors of the Company, including the Purchaser Designee, if any, prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer, director or consultant for services provided to the Company in their capacity as such.

“Convertible Securities” means any capital stock, convertible debenture or other security of the Company or any of its Subsidiaries that is, or may become, at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.

(d)   Form D:  Blue Sky Laws.  The Company shall timely file with the SEC a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to each Purchaser promptly after such filing.  The Company shall, on or before the Initial Investment Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to each Purchaser pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser on or prior to each Investment Date. Within four business days after the Initial Investment Date, the Company shall file a Form 8-K with the SEC concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement and its Exhibits as exhibits to such Form 8-K, and, within four business days after each subsequent Investment Date, the Company shall file a Form 8-K with the SEC concerning the issuance of additional Securities to each Purchaser on such dates (the “8-K Filings”).  From and after the 8-K Filings, the Company hereby acknowledges that no Purchaser shall be in possession of any material nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filings. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the 8-K Filings without the express written consent of such Purchaser.

(e)   Reporting Status.  So long as any Purchaser (or any of its affiliates) beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.  In addition, the Company shall take all actions necessary to meet the “registrant eligibility” requirements set forth in the general instructions to Form S-1 or any successor form thereto, to continue to be eligible to register the resale of its Common Stock on a registration statement on Form S-1 under the Securities Act.

(f)   Use of Proceeds.  The Company shall use the proceeds from the sale and issuance of the Preferred Stock and Series C Warrants for general corporate purposes and working capital; provided that such proceeds shall not be used to (i) pay dividends; (ii) purchase debt or equity securities of any entity (including redeeming the Company’s own securities), except for (A) evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one year from the date of acquisition, (B) certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States, (C) the highest-rated commercial paper having a maturity of not more than one year from the date of acquisition, and (D) “Money Market” fund shares, or money market accounts fully insured by the Federal Deposit Insurance Corporation and sponsored by banks and other financial institutions, provided that the investments consist principally of the types of investments described in clauses (A), (B), or (C) above; (iii) make any repayment of principal or interest on the Company’s outstanding promissory notes; or (iv) make any investment not directly related to the current business of the Company.

(g)   Reservation of Shares.  On or before the Final Investment Date set forth in Section 1(b), the Company shall reserve such number of shares of its authorized but unissued shares of Common Stock to provide for full conversion of the Preferred Stock and the issuance of the Conversion Shares in connection therewith, the full exercise of the Series C Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required by the Preferred Stock, the Series C Warrants and the Registration Rights Agreement (collectively, the “Issuance Obligations”).  In the event such number of shares becomes insufficient to satisfy the Issuance Obligations, the Company shall take all necessary action to authorize and reserve such additional shares of Common Stock necessary to satisfy the Issuance Obligations.

(h)   Listing.  The Company shall maintain, so long as any Purchaser (or any of its affiliates) beneficially owns any Securities, the listing of all Conversion Shares and Warrant Shares from time to time issuable upon conversion of the Preferred Stock and exercise of the Series C Warrants on each national securities exchange, automated quotation system or electronic bulletin board on which shares of Common Stock are currently listed.  The Company will use its best efforts to continue the listing and trading of its Common Stock on the OTCQB or the NASDAQ Capital Market (the “NASDAQ”) or the NYSE MKT Exchange (the “NYSE MKT”) and will comply in all respects with the reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”), such exchanges, or such electronic system, as applicable.  The Company shall promptly provide to each Purchaser copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on the OTCQB or on any securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.

(i)   Fees.  The Company shall reimburse LB 2, LLC (“LB2”), as the lead Purchaser, for all costs and expenses incurred by LB2 or its affiliates in connection with the transactions contemplated by the Transaction Documents (including, without limitation, all legal fees and disbursements in connection therewith, structuring, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence and regulatory filings in connection therewith); provided, however, such expenses shall not exceed $27,000, which amount shall be withheld from the Purchase Price payable by LB2 on the Initial Investment Date.  Such expenses shall be deemed to have been paid in full by the Company at the Initial Investment Date.  Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Purchasers.

(j)   Corporate Existence.  So long as any Purchaser (or any of its affiliates) beneficially owns any Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company’s assets, the Company shall ensure that the surviving or successor entity in such transaction and, if an entity different from the successor or acquiring entity, the entity whose securities into which the Common Stock shall become convertible or exchangeable in such transaction (i) assumes the Company’s obligations under this Agreement and the other Transaction Documents and the agreements and instruments entered into in connection herewith and therewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all the Preferred Stock and exercise in full of all Series C Warrants outstanding as of the date of such transaction and (ii) except in the event of a merger, consolidation of the Company into any other corporation, or the sale or conveyance of all or substantially all of the assets of the Company where the consideration consists solely of cash, the surviving or successor entity and, if an entity different from the successor or acquiring entity, the entity whose securities into which the Common Stock shall become convertible or exchangeable in such transaction, is a publicly traded corporation whose common stock is listed for trading on NASDAQ or the NYSE MKT.

(k)   No Integrated Offerings.  The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

(l)   Legal Compliance.  The Company shall conduct its business and the business of its Subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect.

5.   TRANSFER AGENT INSTRUCTIONS.

(a)   Upon conversion of the Preferred Stock or exercise of the Series C Warrants by any person, (i) if the DTC Transfer Conditions (as defined below) are satisfied, the Company shall cause its transfer agent to electronically transmit all Conversion Shares and Warrant Shares by crediting the account of the Purchaser or its nominee with the Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system; or (ii) if the DTC Transfer Conditions are not satisfied, the Company shall issue and deliver, or instruct its transfer agent to issue and deliver, certificates (subject to the legend and other applicable provisions hereof and the Certificate of Designation and Series C Warrants), registered in the name of such person its nominee, physical certificates representing the Conversion Shares and Warrant Shares, as applicable.  Even if the DTC Transfer Conditions are satisfied, any person effecting a conversion of Preferred Stock or exercising Series C Warrants may instruct the Company to deliver to such person or its nominee physical certificates representing the Conversion Shares and Warrant Shares, as applicable, in lieu of delivering such shares by way of DTC Transfer.  For purposes of this Agreement, “DTC Transfer Conditions” means that (A) the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer program and (B) the certificates for the Conversion Shares or Warrant Shares required to be delivered do not bear a legend and the person effecting such conversion or exercise is not then required to return such certificate for the placement of a legend thereon.

(b)   The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the transfer of the Conversion Shares or Warrant Shares prior to registration of the Conversion Shares and Warrant Shares under the Securities Act or without an exemption therefrom, shall be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement.  Nothing in this Section shall affect in any way the Purchasers’ obligations and agreement set forth in Section 2(g) hereof to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

(c)   If any Purchaser provides the Company and the transfer agent with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or any Purchaser provides the Company with reasonable assurances that such Securities may be sold under Rule 144, the Company shall permit the transfer and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Purchasers.

6.   CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Preferred Stock and Series C Warrants to each Purchaser is subject to the satisfaction, at or before each Investment Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)   Each Purchaser shall have executed such Purchaser’s Execution Page to this Agreement and each other Transaction Document to which such Purchaser is a party and delivered the same to the Company.

(b)   Each Purchaser shall have delivered the full amount of such Purchaser’s applicable Purchase Price for such Investment Date in accordance with Section 1(b) hereof.

(c)   The representations and warranties of each Purchaser shall be true and correct as of the date when made and the applicable Investment Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by scuh Purchaser at or prior to such Investment Date.

(d)   No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.   CONDITIONS TO THE PURCHASER’S OBLIGATION TO PURCHASE.

The obligation of each Purchaser hereunder to purchase the Preferred Stock and Series C Warrants on each Investment Date is subject to the satisfaction of each of the following conditions, provided that such conditions are for each Purchaser’s individual and sole benefit and may be waived by such Purchaser at any time in such Purchaser’s sole discretion:

(a)   The Company shall have executed such Purchaser’s Execution Page to this Agreement and each other Transaction Document to which the Company is a party and delivered executed originals of the same to such Purchaser.

(b)   The Company shall have received fully-executed consents from the holders of at least 66.6% of the Company’s outstanding shares of Series B Preferred Convertible Stock, approving of an amendment of the Certificate of Designation, Preferences, Rights and Limitations of the Series B Convertible Preferred Stock (the “Series B Certificate of Designation”) in order to remove all anti-dilution provisions from the Series B Certificate of Designation (the “Amended Certificate of Designation”), and the Company shall have caused the Amended Certificate of Designation to be filed with the Nevada Secretary of State.

(c)   The Company shall have delivered to such Purchaser, prior to the Initial Investment Date, to the extent other security holders of the Company have the right to include any securities of the Company in any registration statement contemplated by the Registration Rights Agreement, duly executed waivers of all such rights.

(d)   (i) all actions required by the Board of Directors of the Company to effect the provisions of Section 4(b) of this Agreement with respect to the composition of the Board of Directors following the Initial Investment Date, including the appointment of the Purchaser Designee, shall have been taken; (ii) the Company shall have taken all necessary action for such Purchaser Designee to be fully covered by the Company’s directors’ and officers’ liability insurance in an amount no less than all other directors; and (iii) the Company shall have entered into an indemnification agreement with the Purchaser Designee in form approved by the Purchasers.

(e)   All consents, approvals and waivers required for the consummation of the transactions contemplated hereby shall have been obtained.

(f)   The Certificate of Designation shall have been filed and accepted for filing with the Secretary of State of the State of Nevada prior to the Initial Investment Date and a copy thereof certified by the Secretary of State of the State of Nevada shall have been delivered to such Purchaser, and shall continue to be in full force and effect as of the applicable Investment Date.

(g)   The Company shall have delivered to such Purchaser duly executed certificates representing the Preferred Stock and Series C Warrants for the number of shares of Preferred Stock and Series C Warrants being purchased by such Purchaser on each respective Investment Date, registered in such Purchaser’s name.

(h)   The Common Stock shall be authorized for quotation and listed on the OTCQB and trading in the Common Stock (or on the OTCQB generally) shall not have been suspended by the SEC or the OTCQB.

(i)   The representations and warranties of the Company shall be true and correct as of the date when made and as of each Investment Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Investment Date.  In connection with the issuance of the Securities on each Investment Date, such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company after reasonable investigation, dated as of such Investment Date to the foregoing effect and as to such other matters as may reasonably be requested by such Purchaser.

(j)   No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

(k)   Such Purchaser shall have received an opinion of the Company’s counsel, dated as of the Initial Investment Date, in substantially the form attached hereto as Exhibit E.

(l)   There shall have been no material adverse changes and no material adverse developments in the business, properties, operations, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, since the date hereof, and no information that is materially adverse to the Company and of which such Purchaser is not currently aware shall come to the attention of such Purchaser.

(m)   Such Purchaser shall have received a copy of resolutions, duly adopted by the Board of Directors of the Company, which shall be in full force and effect at the time of each Investment Date, authorizing the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby, certified as such by the Secretary or Assistant Secretary of the Company on or before the Initial Investment Date, and such other documents they reasonably request in connection with the issuance of the Securities on any Investment Date.

8. GOVERNING LAW; MISCELLANEOUS.

(a)   Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California.  The Company and each Purchaser irrevocably consent to the exclusive jurisdiction of the United States federal courts and the state courts located in the County of Orange, State of California, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.  Nothing herein shall affect the right of any Purchaser to serve process in any other manner permitted by law.  The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

(b)   Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission or electronic mail of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(c)   Construction.  Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural.  Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes.  The descriptive headings of the several articles and sections of this Agreement are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(d)   Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(e)   Entire Agreement; Amendments.  This Agreement and the other Transaction Documents (including any schedules and exhibits hereto and thereto) contain the entire understanding of the Purchasers, the Company, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

(f)   Notices.  Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally, by responsible overnight carrier or by confirmed facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed facsimile, in each case addressed to a party.  The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party’s address:

(i) If to the Company:

True Drinks Holdings, Inc.
18552 MacArthur Boulevard, Suite 325
Irvine, CA 92612
Telephone: (949) 203-3500
Attention: Chief Financial Officer

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Disclosure Law Group LLP
600 West Broadway, Suite 700
San Diego, CA 92101
Telephone: (619) 795-1134
Facsimile: (619) 330-2101
Attention:  Daniel W. Rumsey, Esq.

(ii) If to any Purchasers, to the address set forth under such Purchaser’s name on the Execution Page hereto executed by such Purchaser.

(g)   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  Except as provided herein, the Company shall not assign this Agreement or any rights or obligations hereunder.  Any Purchaser may assign or transfer the Securities pursuant to the terms of this Agreement and of such Securities.  Any Purchaser may assign such Purchaser’s rights hereunder or thereunder to any other person or entity, except for direct competitors of the Company or persons or entities that have publicly announced plans to compete directly with the Company.  In addition, and notwithstanding anything to the contrary contained in this Agreement or the other Transaction Documents, the Securities may be pledged and all rights of any Purchaser under this Agreement or any other Transaction Document may be assigned, without further consent of the Company, to a bona fide pledgee in connection with such Purchaser’s margin or brokerage account.

(h)   Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i)   Survival.  The representations and warranties of the Company and the agreements and covenants set forth in Sections 2, 3, 4, 6 and 7 hereof shall survive each of the Investment Dates notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser.  Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies any Purchaser may have under applicable U.S. federal or state securities laws.

(j)   Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)   Indemnification.  In consideration of each Purchaser’s execution and delivery of this Agreement and the other Transaction Documents and purchase of the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement and the other Transaction Documents, from and after each of the Investment Dates, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives, including, without limitation, those retained in connection with the transactions contemplated by this Agreement (collectively, the “Indemnitees”), from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby or (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (A) the execution, delivery, performance or enforcement of this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance and sale of the Securities, or (C) the status of such Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(l)   Joint Participation in Drafting.  Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the other Transaction Documents.  As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

(m)   Knowledge.  As used in this Agreement, the term “knowledge” of any person or entity shall mean and include (i) with respect to the Company, the actual knowledge of any of the Company’s officers or directors and (ii) that knowledge which a reasonably prudent business person could have obtained in the management of his or her business affairs after making due inquiry and exercising due diligence which a prudent business person should have made or exercised, as applicable, with respect thereto.

(n)   Exculpation Among Purchasers.  The Company acknowledges that the obligations of each Purchaser under this Agreement and each of the other Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents.  Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement and the other Transaction Documents, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of securities hereunder or in monitoring its investment in the Company.  The Purchasers and, to its knowledge, the Company agree that the no action taken by any Purchaser pursuant hereto or to the other Transaction Documents, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or would deem such Purchasers to be members of a “group” for purposes of Section 13(d) of the Exchange Act, and the Purchasers have not agreed to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.  The Company acknowledges that such procedure with respect tto the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a “group” for purposes of Section 13(d) of the Exchange Act with respect to the Transaction Documents or the transactions contemplated hereby or thereby.  Each Purchaser acknowledges that it has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

(o) Business Days and Trading Days.  For purposes of this Agreement, the term “business day” means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close, and the term “trading day” means any day on which the OTCQB or, if the Common Stock is not then traded on the OTCQB, the principal national securities exchange, automated quotation system or other trading market where the Common Stock is then listed, quoted or traded, is open for trading.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

TRUE DRINKS HOLDINGS, INC.

By:________________________
Name:
Title:

PURCHASER:

_____________________________________________
    (Print or Type Name of Purchaser)

By: ______________________
Name:
Title:

ADDRESS:    _______________________________
       ______________________________
       ______________________________
Telephone: __________________
Facsimile: ___________________
Attention:  __________________

AGGREGATE SUBSCRIPTION AMOUNT:

Initial Investment Date:

Number of shares of Preferred Stock: ________________________________
Number of Series C Warrants: ___________________________________
Purchase Price ($______ per share of Preferred Stock): __________________

Second Investment Date:

Number of shares of Preferred Stock:_________________________________
Number of Series C Warrants: ___________________________________
Purchase Price ($______ per share of Preferred Stock): ___________________

Final Investment Date:

Number of shares of Preferred Stock: ________________________________
Number of Series C Warrants: ___________________________________
Purchase Price ($______ per share of Preferred Stock): ___________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

EXHIBIT A

Certificate of Designation

EXHIBIT B

Form of Series C Warrant

EXHIBIT C

Registration Rights Agreement

EXHIBIT D

Wire Instructions

EXHIBIT E

Form of Opinion